International Bancshares Corporation (Parent Company Only) Financial Information Statements of Income (Tables)	12 Months Ended
Dec. 31, 2016
International Bancshares Corporation (Parent Company Only) Financial Information Statements of Income
Schedule of condensed statements of income of Parent Company

(Dollars in Thousands)

	2016	2015	2014
Income:
Dividends from subsidiaries	$84,432	$51,575	$71,389
Interest income on notes receivable	2	7	15
Interest income on other investments	8,958	5,738	6,862
Other	255	3,442	1,923
Total income	93,647	60,762	80,189
Expenses:
Interest expense (Debentures)	4,600	4,099	4,264
Other	3,637	3,037	1,099
Total expenses	8,237	7,136	5,363
Income before federal income taxes and equity in undistributed net income of subsidiaries	85,410	53,626	74,826
Income tax expense	311	386	1,370
Income before equity in undistributed net income of subsidiaries	85,099	53,240	73,456
Equity in undistributed net income of subsidiaries	48,833	83,486	79,695
Net income	$133,932	$136,726	$153,151